UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 2006

Seasons Bancshares, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-50713	58-2633700
(Commission File Number)	(IRS Employer Identification No.)

336 Blue Ridge Street, Blairsville, GA	30512
(Address of Principal Executive Offices)	(Zip Code)

(706) 745-5588

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 22, 2006, Seasons Bancshares, Inc. (the “Company”) executed an Amended and Restated Agreement and Plan of Merger by and between the Company, Cadence Financial Corporation (“Cadence”) and Cadence Financial Corporation of Georgia (“Merger Sub”) pursuant to which Cadence will acquire the Company (the “Acquisition”). Under the terms of the Amended and Restated Agreement and Plan of Merger, Merger Sub will merge with and into the Company with the Company being the surviving entity and immediately thereafter the Company will merge with and into Cadence and Seasons Bank, a Georgia state-chartered bank and wholly owned subsidiary of the Company, will be merged with and into Cadence Bank, N.A. (“Cadence”), a national bank and wholly owned subsidiary Cadence.

Seasons sent a letter to its shareholders on September 22, 2006 to announce its execution of the Amended and Restated Agreement and Plan of Merger. A copy of the letter is attached as exhibit 99.1.

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission a definitive proxy statement that will be sent to the Company’s shareholders seeking their approval of the Merger.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER.

Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

Copies will also be available free of charge by directing a request by telephone or mail to Seasons Bancshares, Inc., 336 Blue Ridge Street, Blairsville, Georgia 30512, Attn: Nita Elliott.

The Company’s directors and executive officers and certain other members of its management may be soliciting proxies in favor of the Acquisition from the Company’s shareholders. Information about the Company’s directors, executive officers and member of management, including their holdings of the Company securities, is set forth in the Company’s amendment to its Annual Report on Form 10-KSB, which is available on the website maintained by the Securities and Exchange Commission at http://www.sec.gov and at the address provided in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Seasons Bancshares, Inc. Letter to Shareholders, dated September 22, 2006, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEASONS BANCSHARES, INC.

Dated: September 22, 2006	By:	/s/ William L. Sutton
	Name:	William L. Sutton
	Title:	Chief Executive Officer